SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

Current report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2003

DOTRONIX, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-9996	41-1387074
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 First Street S.E., New Brighton, Minnesota	55112-7894
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (651) 633-1742

N/A
(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

Exhibit 99.1	Press release dated November 25, 2003 with respect to results for quarter and year ended June 30, 2003

Exhibit 99.2	Press release dated November 25, 2003 with respect to results for quarter ended September 30, 2003

Item 12.	Disclosure of Results of Operations and Financial Condition.

        On November 25, 2003, Dotronix, Inc. issued press releases announcing the (i) results for the quarter and year ended June 30, 2003 and (ii) results for the quarter ended September 30, 2003. The full text of the press releases are set forth in Exhibits 99.1 and 99.2 attached hereto and are incorporated in this Current Report as if fully set forth herein.

The information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dotronix, Inc.
Date: November 25, 2003	By:/s/ Robert V. Kling
Robert V. Kling Chief Financial Officer